Investor Presentation October 2025

2 Safe Harbor Statement Statements contained herein or in prior press releases which are not historical fact, such as statements regarding our future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, our ability to manage wireless network rationalization to lower our costs without causing disruption of service to our customers; our ability to retain key management personnel and to attract and retain talent within the organization; the productivity of our sales organization and our ability to deliver effective customer support; economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment; risks related to our overall business strategy, including maximizing revenue and cash generation from our established businesses and returning capital to stockholders through dividends and repurchases of shares of our common stock; competition for our services and products from new technologies or those offered and/or developed from firms that are substantially larger and have much greater financial and human capital resources; continuing decline in the number of paging units we have in service with customers, commensurate with a continuing decline in our wireless revenue; our ability to address changing market conditions with new or revised software solutions; undetected defects, bugs, or security vulnerabilities in our products; our dependence on the U.S. healthcare industry; the sales cycle of our software solutions and services can run from six to eighteen months, making it difficult to plan for and meet our sales objectives and bookings on a steady basis quarter-to-quarter and year-to-year; our reliance on third-party vendors to supply us with wireless paging equipment; our ability to maintain successful relationships with our channel partners; our ability to protect our rights in intellectual property that we own and develop and the potential for litigation claiming intellectual property infringement by us; our use of open source software, third-party software and other intellectual property; the reliability of our networks and servers and our ability to prevent cyberattacks and other security issues and disruptions; our reliance on data centers and other systems and technologies provided by third parties, and technology systems and electronic networks supplied and managed by third parties; cyberattacks, data breaches or other compromises to our or our critical third parties' systems, data, products or services; our ability to realize the benefits associated with our deferred income tax assets; future impairments of our long-lived assets or goodwill; risks related to data privacy and protection-related laws and regulation; and our ability to manage changes related to regulation, including laws and regulations affecting hospitals and the healthcare industry generally, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Our Mission & Investment Highlights

Key Investment Highlights Significant Annual Free Cash Flow Generation and Strong Balance Sheet Substantial cash flow being returned to shareholders through considerable quarterly dividend, no debt Software Operations Bookings Momentum, Large Identified Pipeline Expanding software pipeline converting to growth in sales Stable Re-occurring Software Maintenance and Wireless Segment Revenue ~80% of Spok’s revenue is re-occurring in nature due to maintenance revenue from contact center and wireless paging revenue Long-standing Customer Relationships with the “Best Hospitals” Nine of the Top 10 U.S. News & World Report’s Children’s Hospitals and 18 of the Top 20 Adult Hospitals are Spok customers, with an average tenure of 26 years 5 2 3 1 Clear Roadmap Developed to Execute Strategy Multiple avenues of organic and inorganic growth across new and existing customers and product development 4 4

5 Strategic Goal: Run the business profitably and generate cash Returning capital to stockholders is our goal as well as our legacy • More than $720 million returned to stockholders since 2004 • 2024 capital return - $26.4 million • Anticipated 2025 capital return – $27+ million Focus on maximizing cash over the long term • Incremental investments in wireless and software solutions to grow our revenue base • Efficient expense management • Stockholder-friendly capital allocation $9.8 $10.0 $25.0 $25.6 $26.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2020 2021 2022 2023 2024 Cash Returned to Stockholders – Dividends ($ millions)

6 Continuing History of Service and Commitment Leader in healthcare communications - A clinical communications & collaboration solution provider. Significant experience integrating to critical hospital contact centers, EHRs and many other core healthcare information systems. We continue to invest in and enhance our solutions. Largest paging carrier in the U.S. with approximately 684K pagers. Wireless communication capabilities remain critical to healthcare delivery organizations. Blue chip and sticky customer base with 2,200+ hospitals in total. Spok has built intellectual property via decades of R&D investments. Operational excellence in execution, generating free cash flow while debt free and paying little in taxes. Pioneer in healthcare communications, putting the customer first in all we do, honoring our core values and good business ethics. $137.7M 2024 Revenue $110.7M 2024 Reoccurring Revenue(1) $0 Total Debt ~ 80% Percent of Revenue Reoccurring(1) 2,200+ Hospitals use Spok Communications ~684K Wireless Units in Service As of 9/30/25 Key Facts Spok By The Numbers Spok’s Integrated Solution Ecosystem (1) Company classifies reoccurring revenue as revenue from Spok Care Connect maintenance, software managed services and Wireless.

Our Plan Growth in value and return of capital 7 Long-term objective • Growing cash flow while growing our top line with growth in software revenue Short-term energy focus 1. Software Bookings: Achieve plan and show YoY growth 2. Product Roadmap Progress: Demonstrable benefit to the business and future sales 3. Wireless Revenue Stabilization: reduced unit churn and positive ARPU a) Price increases b) GenA pager placements with related ARPU uplift

8 Healthcare responds to fiscal challenges Changes in economic conditions Fiscal alignment of healthcare IT strategy  Staff Shortages (Nursing, IT and others)  High Labor Costs  Higher Capital Cost/Reduced Capital Spending  High Inflation  Economic Recession  Thinner Margins  Tighter IT Budgets  Reduce, eliminate or postpone new IT initiatives  Maintain existing information systems investments  Maintain supported versions/prevent Cyber risks  Maximize value of current assets/investments  Implement unutilized capabilities/Improve ROI

9 Spok responds to fiscal challenges New product release cadence Provide 3- or 5-year managed maintenance & services agreement  Limit costly major upgrades to a 3- to 4-year cycle  Deliver product enhancements releases twice/year with minor in-place upgrades  Perform benefit realization assessment to identify unrealized ROI  Established pre-planned upgrade roadmap, ensuring benefit realization with minimum disruption  Ensure OS, DB and 3rd party components are supported minimizing Cyber risk and enhancing system availability  Maximize Value and Smooth Out Expenses with level billing across contract period  Inflation protection with no pricing increases during contract period

10 Secure Messaging & Clinical Communications Solutions • Survey period: 4Q24 – 1Q25 • 1,276 respondents representing health systems, critical access hospitals, academic medical centers, diagnostic service providers, and others • Black Book collects ballot results on 18 performance areas of operational excellence Spok Earns Top Client Satisfaction Scores for Eighth Consecutive Year Overall rank Vendor Total No. 1 criteria ranks 1 Spok 12 2 TigerConnect 4 3 PerfectServe 2 4 Halo Health 0 5 TeleMediq 0 6 Imprivata 0 7 QliqSOFT 0 8 PatientSoft 0 9 Volate 0 10 OnPage 0

11 Critical Alert Messaging & Management Solutions For 2025, Black Book introduced a new category for critical alert messaging and management solutions. These solutions improve communication and response times by delivering real-time, prioritized notifications to caregivers. Their features, like alarm filtering, mobile integration, and analytics, ensure efficient care and better decision-making in clinical settings. Spok Earns Top-Rated Spot in New Category from Black Book Overall rank Vendor Total No. 1 criteria ranks 1 Spok 4 2 Vocera 0 3 PerfectServe 0 4 SmartLinx 1 5 TigerConnect 0

Customer Software Wireless Tenure 12 Longstanding customer relationships  23  32 -- -- --    46   31  28  16  32 Arizona Customer Software Wireless Tenure  39   29   24   22  22   18  20 Top 20 adult hospitals (2025-2026) Customer Software Wireless Tenure  15   38   22 --   26  36   28 -- -- -- Top 10 children’s hospitals (2025-2026) * Spok has an average relationship tenure of 26 years with the U.S. News & World Report’s “Best Hospitals”  8 Rochester   34    22 39  -- -- -- 18   22

13 2025 US health systems/ hospitals by lines of business* Wireless Only 889 51% Software Only 519 29% Both 361 20% 1,769 total Spok customers Total Population 7,138* 25% Market Penetration Software market share by bed size** *Based on Company estimates. Subject to change. Sources • Active Maintenance/Subscription • Active Wireless Subscribers • Mapped to Definitive Healthcare ID • Country = US • Quarter End • Salesforce, BOSS, Definitive Healthcare Conditions 6% 29% 1-199 Beds 310 customers 54% 200-599 Beds 368 customers 600+ Beds 178 customers 5,501 1,262 330 Q3 2025

Spok Leadership Team Sharon Woods Keisling Corporate Secretary and Treasurer Renee Hall Chief Compliance Officer VP of Human Resources Tim Tindle Chief Information Officer Vince Kelly Chief Executive Officer Mike Wallace President and Chief Operating Officer Mick Ling Vice President of Maintenance Revenue Calvin Rice Chief Financial Officer Jonathan Wax EVP of Global Sales 14

Business Strategy

Overall Strategy Critical Communications Purpose Built Over Time Evolution of Spok • Acquiring new customers by further penetrating the hospitals domestically with significant opportunity outside the U.S. • Continuing to expand relationships within the existing customer base with additional R&D spend in Spok Care Connect to tackle technical debt and development of enhanced features Grow software revenue and bookings through effective delivery of existing solutions 1 Maximize Free Cash Flow 3 Minimize churn and revenue erosion in wireless products 2 • Maximize existing revenue sources in both our Software and Wireless businesses • Eliminated all expenses related to the discontinued Spok Go product • At current, reduce all costs associated with scaling of the business • Valuable wireless presence in the healthcare market, particularly in larger hospitals ̶ Comprehensive suite of wireless messaging products and services focused on healthcare • Network reliability and customer service minimizes the rate of revenue attrition • Decreasing wireless cost structure and consolidated operations ensures the lowest cost operational platform for the business • Development of the GenA pager to increase functionality, drive retention, and increase ARPU. Wireless Spok Care Connect 16

Software Strategy • With Spok Care Connect, the contact center is the base, with products like Messenger and Spok Mobile® sold as accessories to our contact center solution, which are all on-premise solutions Wireless Integration Spok Care Connect… …Product Direction • With the pivot from Spok Go, renewed work on enhancements of the Product suite to drive meaningful value for customers while taking advantage of the valuable franchise built with large hospitals • Development of a hosted version of Spok Care Connect Suite to better serve the smaller sized hospitals • Over time, development of more efficient architecture for our Spok Care Connect solutions to drive efficiency across the entire organization, including Product & Development, Professional Services and Customer Support • Wireless is compatible with Spok Care Connect, providing a comprehensive communication strategy for hospitals • Use smartphone, Wi-Fi phone, or tablet to access the organization’s directory and send secure messages to any staff member, including the right on-call clinicians • Support a wide variety of smartphones, pagers, and other devices for maximum flexibility • Spok has been successful in selling upgrades and multi-year engagements to lock in our Blue Chip customer base for the long haul • The core services such as the directory, on-call scheduling, and message routing are embedded within all the contact center solutions 17

Wireless Strategy Spok continues to maximize Wireless cash flow by pursuing a strategy of simultaneously minimizing churn and revenue erosion while maximizing margins through network cost reduction efforts Network Rationalization Plan The Company has ongoing efforts to manage network capacity and to improve overall network efficiency by consolidating subscribers onto fewer, higher capacity networks with increased transmission speeds Overhead Cost management effort focused on rightsizing and headcount reduction Release New ProductsMaximize Margins Through Cost Savings • To mitigate wireless subscriber erosion and provide uplift to ARPU, the Company launched a new pager (GenA Pager) – New user interface is intuitive to users with smartphone UI • Development started mid-2020 of a next generation one-way pager to replace the current T5 and a very modest investment GenA Pager Maximize Margins Through Rate Increases Nominal Rate Increases Balance risk of returns, inflation, margin erosion with periodic small rate increases 18

61% H e a l t h c a r e Other Large Enterprise Government 2012 19 Focus on Healthcare 85% H e a l t h c a r e Government Large Enterprise Other 2025 Percentage of revenue

20 Spok Care Connect Market Size 6.8 billion By 2034 (2025 $2.54B) Total Addressable Market 11.7 CAGR from 2025 to 2034 Growth Rate Largest Market 30% 680 million In 2024 North America Market Size Source: Precedence Research

Spok Care Connect Competitive Positioning KEY VALUE PROPOSITIONS  Strategic partner that solves enterprise challenges from one platform allowing the right message to get to the right person on the right device  Source of truth, especially in complex IDNs, for the directory and on-call schedules  Interoperability is at the core of Spok’s mission to connect many systems to the required endpoints On Call Scheduling Clinical Alerting System Care Coordination Contact Center Solutions 21

Financials

Third Quarter 2025 Financial Results Company executing on strategic business plan generating $13.0 million of YTD GAAP net income, and $22.3 million of YTD adjusted EBITDA 23 For the Three Months Ended September 30, For the Nine Months Ended September 30, 2025 2024 2025 2024 Total Revenue $33.9 $34.9 $105.8 $103.8 Wireless $17.8 $18.3 $54.7 $55.2 Software $16.1 $16.6 $51.1 $48.6 Adjusted EBITDA(1) $6.6 $7.5 $22.3 $22.1 • Wireless average revenue per unit continues upward trends, up to $8.19, a 3% year-over-year increase • Wireless quarterly net churn improves to 1.4%, a 20-basis point improvement from the prior quarter • Cash and equivalents balance of $21.4 million at September 30, 2025 (Dollars in millions) (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs.

2025 Third Quarter Sales Highlights • Through the first nine months of 2025, software bookings included 59 six- and seven-figure customer contracts, consistent with prior year levels • 2025 software operations bookings include three new logo customer contracts, up from the prior year • Robust product sales pipeline, both in terms of size and quality 24

25 Balance Sheet • Exceptionally clean and simple balance sheet • No debt • Common stock only • $21.4 million of cash and equivalents • Significant deferred tax assets to shield income from federal taxes for many years

2025 Financial Outlook 26 Current Guidance From To Total Revenue: $138.0 $143.5 Wireless Revenue $71.5 $73.5 Software Revenue $66.5 $70.0 Adjusted EBITDA(1) $28.5 $32.5 (Dollars in millions) (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, effects of capitalized software development costs, capital expenditures, and severance and restructuring costs.

Capital Allocation

Capital Allocation Return of Capital • Higher $1.25 per share annual dividend since February 2022 • Opportunistic capital deployment for shareholder value via share repurchase authorization – current basket of $10.0 million M&A • Not a current focus/priority • Will be opportunistic for potential to leverage our cash flow prioritization strategy Internal Investment • Product innovation and technology expansion with our Spok Care Connect Suite to grow software revenue • Automation and efficiency initiatives

29 History of Adjusted FCF generation and return of capital • Since the 2004 merger, Spok has generated nearly $1.1 billion in cumulative free cash flow. • Both our Wireless and Software businesses drive significant FCF and allow for the continued investment in our software business. 29 0 200 400 600 800 1000 1200 Cumulative Adjusted Free Cash Since 2004 Merger Long-term Debt Repayment Distributions to Stockholders Stock Repurchase Acquisitions* Cash Balance $1,055.4 Spok Holdings, Inc. Cumulative Adjusted Free Cash Generated Since 2004 Merger as of 9/30/2025 (in millions) $191.9 $605.4 $115.5 $121.2 $21.4 *Amcom Software = $118.2 million actual cash invested exclusive of debt; IMCO CTRM application = $3.0 million.

Wrap-Up Enormous customer base and strong relationships with leading healthcare providers Largest wireless paging network in the country with 684,000 units in service No debt, $21.4 million cash balance, significant deferred tax assets, substantial dividend yield currently Stable re-occurring wireless and software maintenance revenue with opportunities to grow total revenue 30

Thank You Contact Investor Relations: Al Galgano + 1 (952) 224-6096 al.galgano@spok.com